SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                           CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                         EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) March 3, 2006



                  KENNETH COLE PRODUCTIONS, INC.
         (Exact name of registrant as specified in its charter)

                   Commission File Number 1-13082


        New York                           13-3131650
(State or other jurisdiction of           I.R.S. Employer
incorporation or organization)            Identification Number)

              603 West 50th Street, New York, NY 10019

              (Address of principal executive offices)

    Registrant's telephone number, including area code (212) 265-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers

Effective March 3, 2006, Mr. Michael Newman resigned as
Vice Chairman of Kenneth Cole Productions, Inc. in order to resume his consulting practice.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


                                    Kenneth Cole Productions, Inc.
                                    Registrant


Dated: March 6, 2006                By:  /s/ DAVID P. EDELMAN
                                    Name:    David P. Edelman
                                    Title:   Chief Financial Officer


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